                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 24, 1994



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)





               Pennsylvania                             1-7410
        (State or other jurisdiction                 (Commission
             of incorporation)                       File Number)



            One Mellon Bank Center
               500 Grant Street
           Pittsburgh, Pennsylvania                     15258
   (Address of principal executive offices)           (Zip Code)



 Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Mellon Bank Corporation (the "Corporation") announced on
August 24, 1994, that the merger between the Corporation and The Dreyfus Corporation had been completed.

On August 26, 1994, the Corporation filed a Current Report on Form 8-K describing the completion of the merger between the two entities and filed as an exhibit thereto its August 24, 1994, press release relating to such event. At that date, it was impracticable for the Corporation to include in the Form 8-K filing the financial statements and information in response to Item 7. Accordingly, as permitted by Item 7 of Form 8-K, attached hereto as Exhibit 99.1 are the unaudited pro forma combined financial statements of the Corporation and The Dreyfus Corporation.

Exhibit
Number     Description
99.1       Mellon Bank Corporation and Subsidiaries and The
           Dreyfus Corporation and Subsidiaries Pro Forma
           Combined Financial Statements (unaudited).


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MELLON BANK CORPORATION



Date:  October 17, 1994            By: James M. Gockley
                                       James M. Gockley
                                       Assistant General
                                      Counsel and Secretary





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                                 EXHIBIT INDEX



Number        Description                      Method of Filing
99.1       Mellon Bank Corporation             Filed herewith
           and Subsidiaries and The
           Dreyfus Corporation and
           Subsidiaries Pro Forma
           Combined Financial Statements
           (unaudited)